EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of the following transactions on our historical financial position and results of operations:

•	the February 1, 2005 acquisition of Edgen Corporation by Edgen Acquisition Company, the issuance and sale by Edgen Acquisition Company of $105 million aggregate principal amount of 9 7/8% Senior Secured Notes (the “Existing Notes”) due 2011, Edgen Corporation’s entry into a $20 million senior secured revolving credit facility, and the merger of Edgen Acquisition Corporation with and into Edgen Corporation, which survived their merger and became liable for all obligations under the Existing Notes and borrowings under the revolving credit facility (collectively, the “Buy-out Transaction”);

•	the July 15, 2005 acquisition of Western Flow Products Inc. (“Western Flow”), by our subsidiary, Edgen Canada, Inc.;

•	the December 16, 2005 acquisition of Murray International Metals, Inc. (“MIM US”) by our subsidiary, Edgen Carbon Products Group, L.L.C. (the “MIM US Acquisition”); and

•	the issuance and sale by Edgen Corporation of $31 million aggregate principal amount of 9 7/8% Senior Secured Notes due 2011 (the “New Notes”) on December 16, 2005 and the use of proceeds therefrom, including the repayment of a portion of indebtedness outstanding under our revolving credit facility.

We have derived (i) our summary historical consolidated statement of operations and balance sheet data for the fiscal year ended December 31, 2004 from our audited consolidated financial statements and (ii) our summary historical condensed consolidated statement of operations data for the period February 1, 2005 to September 30, 2005 (Successor), the period January 1, 2005 to January 31, 2005 (Predecessor) and the nine months ended September 30, 2004 (Predecessor) and our summary historical condensed consolidated balance sheet data as of September 30, 2005 from our interim unaudited condensed consolidated financial statements. The unaudited condensed financial statements have been prepared on the same basis as our audited consolidated financial statements and, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for those periods. Historical results are not necessarily indicative of results of future operations, and results for any interim period are not necessarily indicative of the results that may be expected for a full year.

We have derived (i) the MIM US summary historical consolidated statement of operations and balance sheet data for the fiscal year ended January 31, 2005 from the audited financial statements of MIM US and (ii) the MIM US summary historical condensed statement of operations data for the nine months ended October 31, 2005 and the summary historical condensed balance sheet data as of October 31, 2005 from the interim unaudited condensed financial statements of MIM US. The unaudited condensed financial statements have been prepared on the same basis as the audited consolidated financial statements and, in the opinion of management of MIM US, reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for those periods. Historical results are not necessarily indicative of results of future operations, and results for any interim period are not necessarily indicative of the results that may be expected for a full year.

The Western Flow historical condensed statements of operations data for the year ended December 31, 2004, and the historical condensed statements of operations data for the nine months ended September 30, 2005 and 2004 have been derived from the unaudited financial statements of Western Flow.

The unaudited pro forma condensed combined balance sheet at September 30, 2005 assumes that the MIM US Acquisition and the New Notes offering transactions took place on that date. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2004 and the nine months ended September 30, 2005 and 2004 assume that the transactions described above took place on January 1, 2004, the beginning of our 2004 fiscal year. The information presented in the unaudited pro forma condensed combined financial statements is not necessarily indicative of our financial position or results of operations that would have occurred if the transactions described above had been consummated as of the dates indicated, nor should it be construed as being a representation of our future financial position or results of operations.

The pro forma adjustments are based upon currently available information and certain assumptions that we believe are reasonable under the circumstances. The acquisitions of Western Flow and MIM US by Edgen Corporation have been accounted for using the purchase method of accounting and the resulting assets acquired and liabilities assumed have been reflected at their estimated fair market values at the date of acquisition. These adjustments are more fully described in the notes to the unaudited pro forma condensed combined financial statements below.

The pro forma condensed combined financial statements should be read in conjunction with, and are qualified in their entirety by reference to the historical financial statements of Edgen Corporation and the related notes thereto, included in our Amendment No. 1 to the Company’s Registration Statement on Form S-4 (File No. 333-124543) filed on June 14, 2005 and our Quarterly Report for the Quarterly Period Ended September 30, 2005 on Form 10-Q filed on November 14, 2005 (the “2005 Third Quarter 10-Q”) and incorporated herein by reference; the historical financial statements of MIM US and the related notes thereto, included as Exhibit 99.1 to this Current Report filed on Form 8-K; and Management’s Discussion and Analysis of Financial Conditions and Results of Operations, included in our 2005 Third Quarter 10-Q.

UNAUDITED PRO FORMA CONDENSED

COMBINED BALANCE SHEET

SEPTEMBER 30, 2005

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical		Pro Forma Adjustments		Pro Forma Edgen Corporation
	Edgen Corporation	Murray International Metals, Inc.
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$753	$3,401	$(3,401	)(1)	$753
Accounts receivable—net of allowance	46,760	1,805	(28	)(2)	48,537
Inventory	80,549	6,168	—		86,717
Prepaid expenses and other current assets	9,751	166	—		9,917

Total current assets	137,813	11,540	(3,429)		145,924
PROPERTY, PLANT AND EQUIPMENT—net	11,609	78	—		11,687
GOODWILL AND OTHER INTANGIBLES	38,786	34	17,320	(3)	56,140
DEFERRED FINANCING COSTS	6,469	—	2,200	(4)	8,669

TOTAL	$194,677	$11,652	$16,091		$222,420

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK AND SHAREHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Managed cash overdrafts	$6,898	$—	$—		$6,898
Accounts payable	26,796	4,554	(536	)(2)	30,814
Accrued expenses and other current liabilities	10,074	566	—		10,640
Current portion of long-term debt .	141	116	(97	)(5)	160

Total current liabilities	43,909	5,236	(633)		48,512
DEFERRED TAX LIABILITY	937	—	—		937
LONG-TERM DEBT	119,181	—	29,605	(6)
			(6,465	)(6)	142,321

Total liabilities	164,027	5,236	22,507		191,770

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY (DEFICIT):
Series A cumulative compounding preferred stock, $.01 par value per share. 40,000 shares authorized, and 21,600 are issued and outstanding on an actual and on an as adjusted basis	1,234	—	—		1,234
Common stock—Class A, $.01 par value, 5,000,000 shares authorized; 4,307,880 shares issued and outstanding on an actual and on an as adjusted basis	27	—	—		27
Common stock—Class B, $.01 par value, 505,512 shares authorized, issued, and outstanding on an actual and on an as adjusted basis	—	1	(1	)(7)	—
Stock-based compensation	(263)	—	—		(263)
Paid-in capital	24,255	49	(49	)(7)	24,255
Accumulated other comprehensive income	83	—	—		83
Retained earnings	5,314	6,366	(6,366	)(7)	5,314

Total shareholders’ equity	30,650	6,416	(6,416)		30,650

TOTAL	$194,677	$11,652	$16,091		$222,420

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

September 30, 2005

(in thousands)

(1)	Reflects the elimination of cash not acquired in the MIM US Acquisition.
(2)	Reflects the elimination of related party accounts receivable and accrued expenses and other current liabilities not acquired in the acquisition.
(3)	Represents the allocation of the excess of purchase price of the MIM US Acquisition over the fair value of the assets acquired. This excess will be recorded as goodwill and is calculated as follows:

Purchase price for the MIM US Acquisition(a)	$20,640
Direct acquisition costs	300

Total purchase price	20,940
Less: Fair value of assets acquired(b)	3,620

Goodwill	$17,320

(a)	Purchase price includes assumed MIM US debt of $5,000 repaid in conjunction with the closing of the MIM US Acquisition.
(b)	We are currently evaluating the fair value of the assets acquired in excess of their net book value, and the final purchase price allocation related to the MIM US Acquisition may be different than reflected in the unaudited pro forma condensed combined balance sheet.

(4)	Reflects the recording of debt issue costs of $2,200 associated with the offering of the New Notes.
(5)	Reflects the elimination of related party current portion of long-term debt not assumed in connection with the MIM US Acquisition.
(6)	Reflects the issuance of $31,000 in New Notes, net of discount and a delayed settlement special payment, and the use of $6,465 of proceeds to repay a portion of indebtedness outstanding under Edgen Corporation’s revolving credit facility.
(7)	Reflects the elimination of the historical equity of MIM US.

UNAUDITED PRO FORMA CONDENSED

COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(IN THOUSANDS)

	Historical					Pro Forma Adjustments		Pro Forma Edgen Corporation
	Period February 1, 2005 to September 30, 2005	Period January 1, 2005 to January 31, 2005	Combined Nine Months Ended September 30, 2005	Western Flow Products, Inc.	Murray International Metals, Inc.
SALES	$196,000	$18,945	$214,945	$3,061	$20,100	$—		$238,106
COST OF SALES	155,392	14,153	169,545	1,947	16,579	162	(1)	188,233

Gross profit	40,608	4,792	45,400	1,114	3,521	(162)		49,873
OPERATING EXPENSES:
Yard and shop expense	3,302	390	3,692	—	—	—		3,692
Selling, general, and administrative expense	17,279	13,974	31,253	367	1,153	(150	)(2)
						2	(3)	32,625
Depreciation and amortization expense	1,689	201	1,890	8	25	4	(4)	1,927

Total operating expenses	22,270	14,565	36,835	375	1,178	(144)		38,244
INCOME FROM OPERATIONS	18,338	(9,773)	8,565	739	2,343	(18)		11,629
OTHER INCOME (EXPENSE):
Other income (expense)	143	(50)	93	—	(137)	—		(44)
Interest income (expense)	(8,123)	(333)	(8,456)	4	6	(3,436	)(5)	(11,882)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE	10,358	(10,156)	202	743	2,212	(3,454)		(297)
INCOME TAX EXPENSE (BENEFIT)	3,810	(1,916)	1,894	227	927	(1,112	)(6)	(1,936)

INCOME (LOSS) FROM CONTINUING OPERATIONS	6,548	(8,240)	(1,692)	516	1,285	(2,342)		(2,233)
PREFERRED DIVIDEND REQUIREMENT	(1,234)	(190)	(1,424)	—	—	190	(7)
						(150	)(8)	(1,384)

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS	$5,314	$(8,430)	$(3,116)	$516	$1,285	$(2,302)		$(3,617)

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2005

(in thousands)

(1)	Represents the impact of additional costs of sales related to the increase in value of inventory at the acquisition date of Edgen Corporation so as to properly state inventory at fair value as required by purchase accounting.
(2)	Reflects the elimination of certain annual management and directors fees paid prior to the Buy-out Transaction.
(3)	Reflects the amortization of unearned compensation in connection with the issuance of 281,565 shares of restricted common stock on February 2, 2005 to certain members of our management. Of the 281,565 shares issued, 140,782 vest in equal amounts over five years. The unearned compensation associated with these restricted shares, which had a total value of $141 on the date of grant, is being expensed over the five year vesting period. The remaining shares vest only if certain performance targets are met. For pro forma purposes, none of these performance based shares are considered to have vested.
(4)	Represents additional depreciation expense on the increase in property and equipment. The increase in property and equipment is the result of the allocation of a portion of the purchase price in excess of the net book value to the assets acquired to properly state the assets at fair value as required by purchase accounting.
(5)	Reflects (i) the elimination of historical interest expense on debt settled in connection with the Buy-out Transaction and debt not assumed in the Western Flow and MIM US acquisitions, (ii) interest expense on debt issued in connection with the Buy-out Transaction (including the issuance of $105.0 million of our Existing Notes) at rates assumed to be in effect at the time of the Buy-out Transaction and (iii) interest expense on debt issued in connection with the MIM US acquisition, as follows:

Nine Months September 30, 2005
Elimination of historical interest expense	$(362)
Interest on revolving credit facility(a)	9
Interest on Existing Notes at 9 7/8%	864
Interest on New Notes at 9 7/8%	2,296
Amortization of debt issue costs and discount	629

Total	$3,436

(a)	For purposes of calculating interest on the revolving credit facility, LIBOR is assumed to be 2.5% for the period. Each one-eighth percent change in the interest rate would not have a material change in the assumed pro forma interest expense.

(6)	Reflects (i) an adjustment to the historical income tax expense (benefit) of Western Flow and MIM US at Edgen Corporation’s statutory rate (37%) and (ii) the tax effect of the pro forma adjustments to income at Edgen Corporation’s statutory rate (37%) for the period presented.
(7)	Reflects the elimination of dividends on Edgen Corporation’s mandatorily redeemable preferred stock, which was retired in connection with the Buy-out Transaction.
(8)	Represents accrued but unpaid dividends on 21,600 shares of Series A 8 1/2% cumulative compounding preferred stock, $0.01 par value, issued to our shareholders in connection with the Buy-out Transaction.

UNAUDITED PRO FORMA CONDENSED

COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(IN THOUSANDS)

	Historical			Pro Forma Adjustments		Pro Forma Edgen Corporation
	Nine Months Ended September 30, 2004	Western Flow Products, Inc.	Murray International Metals, Inc.
	Edgen Corporation
	(Predecessor)
SALES	$149,927	$1,778	$20,803	$—		$172,508
COST OF SALES	112,025	1,288	17,464	—		130,777

Gross profit	37,902	490	3,339	—		41,731
OPERATING EXPENSES:
Yard and shop expense	3,430	—	—	—		3,430
Selling, general, and administrative expense	18,217	326	965	(507	)(1)
	—	—		21	(2)	19,022
Depreciation and amortization expense	1,796	3	25	39	(3)	1,863

Total operating expenses	23,443	329	990	(447)		24,315
INCOME FROM OPERATIONS	14,459	161	2,349	447		17,416
OTHER INCOME (EXPENSE):
Other income	(37)	12	92	—		67
Interest income (expense)	(3,179)	(1)	7	(8,363	)(4)	(11,536)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE	11,243	172	2,448	(7,916)		5,947
INCOME TAX EXPENSE (BENEFIT)	3,372	—	857	(2,029	)(5)	2,200

INCOME (LOSS) FROM CONTINUING OPERATIONS	7,871	172	1,591	(5,887)		3,747
PREFERRED DIVIDEND REQUIREMENT	(1,679)	—	—	1,679	(6)
	—	—		(1,377	)(7)	(1,377)

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS	$6,192	$172	$1,591	$(5,585)		$2,370

Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

For the Nine Months Ended September 30, 2004

(in thousands, except share and per share amounts)

(1)	Reflects the elimination of certain annual management and directors fees paid prior to the Buy-out Transaction.
(2)	Reflects the amortization of unearned compensation in connection with the issuance of 281,565 shares of restricted common stock on February 2, 2005 to certain members of our management. Of the 281,565 shares issued, 140,782 vest in equal amounts over five years. The unearned compensation associated with these restricted shares, which had a total value of $141 on the date of grant, is being expensed over the five year vesting period. The remaining shares vest only if certain performance targets are met. For pro forma purposes, none of these performance based shares are considered to have vested.
(3)	Represents additional depreciation expense on the increase in property and equipment. The increase in property and equipment is the result of the allocation of a portion of the purchase price in excess of the net book value to the assets acquired to properly state the assets at fair value as required in purchase accounting.
(4)	Reflects (i) the elimination of historical interest expense on debt settled in connection with the Buy-out Transaction or debt not acquired in the Western Flow and MIM US acquisitions, (ii) interest expense on debt issued in connection with the Buy-out Transaction (including the issuance of $105,000 of our Existing Notes) at rates assumed to be in effect at the time of the Buy-out Transaction and (iii) interest expense on debt issued in connection with the MIM US acquisition, as follows:

Nine Months Ended September 30, 2004
Elimination of historical interest expense	$(3,186)
Interest on the revolving credit facility(a)	53
Interest on Existing Notes at 9 7/8%	7,777
Interest on New Notes at 9 7/8%	2,296
Amortization of debt issue costs	1,423

Total	$8,363

(a)	For purposes of calculating interest on the revolving credit facility, LIBOR is assumed to be 1.12% for the period. Each one-eighth percent change in the interest rate would not have a material change in the assumed pro forma interest expense.

(5)	Reflects (i) an adjustment to the historical income tax expense (benefit) of Western Flow and MIM US at Edgen Corporation’s statutory rate (37%) and (ii) the tax effect of the pro forma adjustments at Edgen Corporation’s statutory rate (37%) for the period presented.
(6)	Reflects the elimination of dividends on Edgen Corporation’s mandatorily redeemable preferred stock, which was retired in connection with the Buy-out Transaction.
(7)	Represents accrued but unpaid dividends on 21,600 shares of Series A 8 1/2% cumulative compounding preferred stock, $0.01 par value, issued to our shareholders in connection with the Buy-out Transaction.

UNAUDITED PRO FORMA CONDENSED

COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(IN THOUSANDS)

	Historical
	Edgen Corporation	Western Flow Products, Inc.	Murray International Metals, Inc.	Pro Forma Adjustments		Pro Forma Edgen Corporation
SALES	$207,820	$2,595	$29,632	$—		$240,047
COST OF SALES	155,357	1,808	24,270	—		181,435

Gross profit	52,463	787	5,362	—		58,612
OPERATING EXPENSES:
Yard and shop expense	4,592	—	—	—		4,592
Selling, general, and administrative expense	27,416	558	1,545	(676	)(1)
				28	(2)
				(92	)(3)	28,779
Depreciation and amortization expense	2,400	12	33	52	(4)	2,497

Total operating expense	34,408	570	1,578	(688)		35,868
INCOME FROM OPERATIONS	18,055	217	3,784	688		22,744
OTHER INCOME (EXPENSE):
Other income (expense)	106	19	(35)	—		90
Interest income (expense)	(5,163)	(5)	13	(10,217	)(5)	(15,372)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE	12,998	231	3,762	(9,529)		7,462
INCOME TAX EXPENSE (BENEFIT)	(3,211)	41	1,408	(3,478	)(6)	(5,240)

INCOME FROM CONTINUING OPERATIONS	16,209	190	2,354	(6,051)		12,702
PREFERRED DIVIDEND REQUIREMENT	(2,206)	—	—	2,206	(7)
				(1,836	)(8)	(1,836)

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS	$14,003	$190	$2,354	$(5,681)		$10,866

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2004

(in thousands)

(1)	Reflects the elimination of certain annual management and directors fees paid by Edgen Corporation prior to the Buy-out Transaction.
(2)	Reflects the amortization of unearned compensation in connection with the issuance of 281,565 shares of restricted common stock on February 2, 2005 to certain members of our management. Of the 281,565 shares issued, 140,782 vest in equal amounts over five years. The unearned compensation associated with these restricted shares, which had a total value of $141 on the date of grant is being expensed over the five year vesting period. The remaining shares vest only if certain performance targets are met. For pro forma purposes, none of these performance based shares are considered to have vested.
(3)	Represents the elimination of management fees paid by Western Flow to its previous owners during the period.
(4)	Represents additional depreciation expense on the increase in property and equipment. The increase in property and equipment is the result of the allocation of a portion of the purchase price in excess of the net book value to the assets acquired to properly state the assets at fair value as required in purchase accounting.
(5)	Reflects (i) the elimination of historical interest expense on debt settled in connection with the Buy-out Transaction or debt not acquired in the Western Flow and MIM US acquisitions, (ii) interest expense on debt issued in connection with the Buy-out Transaction (including the issuance of $105,000 of our Existing Notes) at rates assumed to be in effect at the time of the Buy-out Transaction and (iii) interest expense on debt issued in connection with the MIM US acquisition, as follows:

Fiscal Year Ended December 31, 2004
Elimination of historical interest expense	$(5,181)
Interest on revolving credit facility(a)	70
Interest on Existing Notes at 9 7/8%	10,369
Interest on New Notes at 9 7/8%	3,061
Amortization of debt issue costs	1,898

Total	$10,217

(a)	For purposes of calculating interest on the revolving credit facility, LIBOR is assumed to be 1.12% for the period. Each one-eighth percent change in the interest rate would not have a material change in the assumed pro forma interest expense.

(6)	Reflects (i) an adjustment to the historical income tax expense (benefit) of Western Flow and MIM US at Edgen Corporation’s statutory rate (37%) and (ii) the tax effect of the pro forma adjustments at Edgen Corporation’s statutory rate (37%) for the period presented.
(7)	Reflects the elimination of dividends on Edgen Corporation’s mandatorily redeemable preferred stock, which was retired in connection with the Buy-out Transaction.
(8)	Represents dividends on 21,600 shares of Series A 8 1/2% cumulative compounding preferred stock, $0.01 par value, issued to the existing shareholders of Edgen Corporation in connection with the Buy-out Transaction.